                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              HUBBELL INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

LOGO

HUBBELL INCORPORATED
584 Derby Milford Road, Orange, Connecticut 06477-4024
--------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 5, 1997
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS:

         Notice is hereby given that the Annual Meeting of Shareholders of Hubbell Incorporated (the "Company") will be held at the Holiday Inn Select Executive Center, 2200 I70 Drive, S.W., Columbia, Missouri 65203, on Monday, May 5, 1997 at 11:00 A.M. local time for the purpose of considering and acting upon the following:

         1. Election of Directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company and until their respective successors may be elected and qualified.

         The following persons have been designated by the Board of Directors for nomination as Directors:

E. Richard Brooks              Malcolm Wallop                 Joel S. Hoffman
George W. Edwards, Jr.         Daniel J. Meyer                G. Jackson Ratcliffe
Andrew McNally IV              Horace G. McDonell             John A. Urquhart

         2. The ratification of the selection of independent accountants to examine the annual financial statements for the Company for the year 1997.

         3. An amendment to the Company's 1973 Stock Option Plan for Key Employees (the "1973 Plan").

         4. Adoption of the Company's Performance Unit Plan (the "performance plan").

         5.  A shareholder proposal on Board diversity.

         6. The transaction of such other business as may properly come before the meeting and any adjournments thereof.

     Accompanying this Notice of Annual Meeting is a form of proxy and a proxy statement. Copies of the Company's Annual Report for the year ended December 31, 1996 have been mailed under separate cover to all shareholders.
--------------------------------------------------------------------------------

IMPORTANT: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. THEREFORE, PLEASE FILL IN, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

     The Board of Directors has fixed the close of business on March 14, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournments thereof. The transfer books will not be closed.

                       By order of the Board of Directors

                                                      RICHARD W. DAVIES
                                                       Vice President,
                                                     General Counsel and
                                                          Secretary

Dated:  March 21, 1997

                              HUBBELL INCORPORATED

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 5, 1997
                               ------------------

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Hubbell Incorporated, a Connecticut corporation (the "Company"), to be voted at its Annual Meeting of Shareholders to be held at the Holiday Inn Select Executive Center, 2200 I70 Drive, S.W., Columbia, Missouri 65203, on Monday, May 5, 1997, and any adjournments thereof. Commencing on or about March 28, 1997, copies of this Proxy Statement and the proxy form are being mailed to all shareholders. Copies of the Company's Annual Report for 1996 have been mailed under separate cover to all shareholders.

     Any shareholder executing a proxy may revoke it at any time prior to its use. The Company will treat any duly executed proxy as not revoked until it receives a duly executed instrument revoking it, or a duly executed proxy bearing a later date or, in the case of death or incapacity of the person executing the same, written notice thereof. A proxy also may be revoked by voting by ballot at the annual meeting.

                    VOTING RIGHTS AND SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The record date for the determination of shareholders entitled to vote at the meeting is the close of business on March 14, 1997. On March 14, 1997, the Company had outstanding 11,384,710 shares of Class A Common Stock, par value $.01 per share, and 55,827,223 shares of Class B Common Stock, par value $.01 per share, and no other voting securities. Each share of Class A Common Stock is entitled to twenty votes and each share of Class B Common Stock is entitled to one vote. The vote required for each proposal to be acted upon at this meeting is set forth in the description of that proposal.

     The following table sets forth as of March 14, 1997, or such other date as indicated in the table, each of the persons known to the Company to own beneficially shares representing more than 5% of any class of the Company's outstanding voting securities, with the percent of class stated therein being based upon the outstanding shares on March 14, 1997.

                                                               AMOUNT AND
                                                               NATURE OF
                                 NAME AND ADDRESS OF           BENEFICIAL           PERCENT
    TITLE OF CLASS                 BENEFICIAL OWNER            OWNERSHIP            OF CLASS
-----------------------
Class A Common Stock     Andrew McNally IV, G. J. Ratcliffe,   2,734,240(1)(2)(4)    24.02%
                           and John A. Urquhart, as trustees
                           under a Trust Indenture dated
                           September 2, 1957 made by Louie E.
                           Roche (the "Roche Trust"), c/o
                           Hubbell Incorporated, 584 Derby
                           Milford Road, Orange, Connecticut
                           06477

                                                               AMOUNT AND
                                                               NATURE OF
                                 NAME AND ADDRESS OF           BENEFICIAL           PERCENT
    TITLE OF CLASS                 BENEFICIAL OWNER            OWNERSHIP            OF CLASS
-----------------------
Class A Common Stock     Andrew McNally IV, G. J. Ratcliffe,   1,855,840(2)(3)(4)    16.30%
                           and John A. Urquhart, as trustees
                           under a Trust Indenture dated
                           August 23, 1957 made by Harvey
                           Hubbell (the "Hubbell Trust"), c/o
                           Hubbell Incorporated, 584 Derby
                           Milford Road, Orange, Connecticut
                           06477
Class B Common Stock     General Electric Investment           3,979,974(5)            7.13
                           Corporation and GE Investment
                           Management Incorporated, 3003
                           Summer Street, Stamford,
                           Connecticut 06904

---------------

     (1) The beneficiaries of such trust are the issue of Harvey Hubbell and their spouses.

     (2) The Trust Indenture requires that, so long as no bank or trust company is acting as a trustee, there shall be three individuals acting as trustees, each of whom, so long as any securities of the Company are held by the trust, must be an officer or Director of the Company. The Trust Indenture provides that successor trustees are to be appointed by the trustees then in office. The trustees have shared voting and investment power with respect to the securities of the Company held in such trust.

     (3) The beneficiaries of such trust are Virginia H. Leighton during her life and thereafter the issue of Harvey Hubbell.

     (4) In addition, Messrs. McNally, Ratcliffe, and Urquhart beneficially own shares of the Company's Common Stock. Mr. Ratcliffe holds unexercised options for the purchase of the Company's Common Stock and is a Trustee of the Harvey Hubbell Foundation which owns 106,304 shares of Class A Common Stock and 29,358 shares of Class B Common Stock. (See "Election of Directors" and table captioned "Aggregated Options/SAR Exercises During 1996 Fiscal Year and Fiscal Year-End Option/SAR Values".)

     (5) The Company has received a copy of Schedule 13G as filed with the Securities and Exchange Commission ("SEC") by General Electric Investment Corporation and GE Investment Management Incorporated (collectively, "GE") reporting ownership of these shares as of December 31, 1996. As reported in said
Schedule 13G, GE has sole voting power for 3,979,974 of such shares and sole dispositive power for 3,979,974 of such shares.

                               ------------------

     The following table sets forth as of March 14, 1997, the equity securities of the Company beneficially owned by each of the Directors and named executive officers of the Company, and by all Directors and executive officers of the Company as a group (14 persons):

                                                                    AMOUNT AND
                                                                    NATURE OF             PERCENT
                                                                    BENEFICIAL              OF
                NAME                       TITLE OF CLASS        OWNERSHIP(1)(2)           CLASS
E. Richard Brooks....................   Class A Common                    600               0.01%
George W. Edwards, Jr. ..............   Class A Common                  1,000               0.01
                                        Class B Common                    156                 --
Joel S. Hoffman......................   Class A Common                  2,510               0.02
                                        Class B Common                    458                 --
Horace G. McDonell...................   Class A Common                  1,000               0.01
                                        Class B Common                    272                 --
Andrew McNally IV....................   Class A Common              4,590,080(3)           40.32
                                        Class B Common                238,016(4)            0.43
Daniel J. Meyer......................   Class B Common                    726                 --
G. Jackson Ratcliffe.................   Class A Common              4,820,672(3)(5)        42.34
                                        Class B Common                699,800(4)(6)         1.25
John A. Urquhart.....................   Class A Common              4,590,080(3)           40.32
                                        Class B Common                232,730(4)            0.42
Malcolm Wallop.......................   --                                 --                 --
Vincent R. Petrecca..................   Class A Common                102,660               0.90
                                        Class B Common                268,878               0.48
Harry B. Rowell, Jr. ................   Class A Common                168,911(5)            1.48
                                        Class B Common                261,131(6)            0.47
Thomas H. Pluff......................   Class A Common                  6,100               0.05
                                        Class B Common                 69,494               0.12
Richard W. Davies....................   Class A Common                130,698(5)            1.15
                                        Class B Common                 93,408(6)            0.17
All Directors and executive officers
  as a group.........................   Class A Common              5,039,614(3)(5)        44.27
                                        Class B Common              1,403,357(4)(6)         2.51

---------------

(1) The figures in the table and notes thereto represent beneficial ownership and sole voting and investment power except where indicated and include the following shares obtainable within sixty days of March 14, 1997 by the exercise of stock options pursuant to the Company's 1973 Plan: Mr.
    Ratcliffe -- 292,334 shares of Class B Common, Mr. Petrecca -- 58,000 shares of Class A Common and 202,906 shares of Class B Common, Mr. Rowell -- 20,000 shares of Class A Common and 181,093 shares of Class B Common, Mr.
    Pluff -- 67,939 shares of Class B Common, and Mr. Davies -- 40,330 shares of Class B Common; and all executive officers as a group -- 92,000 shares of Class A Common Stock and 834,210 shares of Class B Common Stock.

(2) Does not include share units (representing shares of Class A Common Stock and Class B Common Stock) credited to and held under the Company's deferred compensation program for Directors who are not employees of the Company, as discussed below under "Compensation of Directors". As of March 14, 1997, the following have been credited under the deferred compensation program: Mr. Brooks -- 1,086 shares of Class A Common Stock and 1,086 shares of Class B Common Stock; Mr. Edwards -- 3,678 shares of Class A Common Stock and 3,678 shares of Class B Common Stock; Mr. Hoffman -- 5,986 shares of Class A Common Stock and 5,986 shares of Class B Common Stock; Mr. McDonell -- 9,459 shares of Class A Common Stock and 9,459 shares of Class B Common Stock; Mr. McNally -- 15,872 shares of Class A Common Stock and 15,872 shares of Class B Common Stock; Mr. Meyer -- 2,954 shares of Class A Common Stock and 2,954 shares of Class B Common Stock; Mr. Urquhart -- 425 shares of Class A Common Stock and 425 shares of Class B Common Stock; and Mr. Wallop -- 70 shares of Class A Common Stock and 70 shares of Class B Common Stock.

(3) Includes 2,734,240 shares of Class A Common Stock owned by the Roche Trust of which Messrs. McNally, Ratcliffe, and Urquhart are co-trustees and have shared voting and investment power; and 1,855,840 shares of Class A Common Stock owned by the Hubbell Trust of which Messrs. McNally, Ratcliffe, and Urquhart are co-trustees and have shared voting and investment power.

(4) Includes 136,712 shares of Class B Common Stock owned by the Roche Trust of which Messrs. McNally, Ratcliffe, and Urquhart are co-trustees and have shared voting and investment power; and 92,792 shares of Class B Common Stock owned by the Hubbell Trust of which Messrs. McNally, Ratcliffe, and Urquhart are co-trustees and have shared voting and investment power.

(5) Includes 106,304 shares of Class A Common Stock held by the Harvey Hubbell Foundation of which Messrs. Ratcliffe, Rowell and Davies are co-trustees and have shared voting and investment power.

(6) Includes 29,358 shares of Class B Common Stock held by the Harvey Hubbell Foundation of which Messrs. Ratcliffe, Rowell and Davies are co-trustees and have shared voting and investment power.

                             ELECTION OF DIRECTORS

     The Company's By-Laws provide that the Board of Directors shall consist of not less than three nor more than eleven Directors who shall be elected annually by the shareholders. The Board has fixed the number of Directors at nine, and the following persons are proposed as Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees for Directors should become unavailable, it is intended that the shares represented by the proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of Directors constituting a full Board of Directors is reduced. Directors are elected by plurality vote. Abstentions and broker non-votes will not be counted for the purposes of the election of Directors.

                                                                                   YEAR FIRST
                                                                                    BECAME A
        NAME             AGE(1)                PRINCIPAL OCCUPATION                 DIRECTOR
                         -------  ----------------------------------------------
G. Jackson Ratcliffe.....   60    Chairman of the Board, President and Chief          1980
                                  Executive Officer of the Company. Director of
                                    Aquarion Company, Praxair, Inc. and Olin
                                    Corporation.
E. Richard Brooks........   59    Chairman, President and Chief Executive             1993
                                  Officer of Central and South West Corporation
                                    (utility holding company).

                                                                                   YEAR FIRST
                                                                                    BECAME A
        NAME             AGE(1)                PRINCIPAL OCCUPATION                 DIRECTOR
                         -------  ----------------------------------------------
George W. Edwards,         57     Retired President and Chief Executive Officer       1990
  Jr. ...................         of The Kansas City Southern Railway Company
                                    (railroad). Chairman of the Board and a
                                    Director of El Paso Electric Company and
                                    Aquarion Company.
Joel S. Hoffman..........   58    Partner of Simpson Thacher and Bartlett, a New      1989
                                    York City law firm.
Horace G. McDonell.......   68    Retired Chairman and Chief Executive Officer        1985
                                  of The Perkin-Elmer Corporation (manufacturer
                                    of diverse high technology products).
                                    Director of Ethan Allen Interiors Inc.
Andrew McNally IV........   57    Chairman and Chief Executive Officer of Rand        1980
                                    McNally & Company (printing, publishing and
                                    map-making). Director of Borg Warner
                                    Security Corp., Mercury Finance, Morgan
                                    Stanley Funds, and Zenith Electronics Corp.
Daniel J. Meyer..........   60    Chairman of the Board and Chief Executive           1989
                                  Officer of Cincinnati Milacron Inc. (factory
                                    automation for metal working and plastics
                                    processing). Director of Star Banc
                                    Corporation and The E. W. Scripps Company.
John A. Urquhart.........   68    President of John A. Urquhart Associates            1991
                                  (management consultant) and Vice Chairman and
                                    a Director of Enron Corp. (natural gas
                                    pipeline system). Director of Teco Energy,
                                    Incorporated, a public utility holding
                                    company, and its subsidiary, Tampa Electric
                                    Company, Aquarion Company, and The Weir
                                    Group plc.

Malcolm Wallop...........   64    Chairman and President of Frontiers of Freedom      1995
                                    Foundation (non-profit foundation). Director
                                    of El Paso Natural Gas Company.

---------------

(1) As of March 14, 1997.

     Each of the individuals was elected as a Director by the shareholders of the Company.

     During the five years ended December 31, 1996, Messrs. Brooks, Hoffman, Edwards, McDonell, Meyer, Ratcliffe and Urquhart have either been retired or held the principal occupation set forth above opposite their names.

     Mr. McNally has served as Chairman of the Board of Rand McNally & Company since May, 1993, Chief Executive Officer since 1978, and President from 1974 to May, 1993.

     Mr. Wallop has served as President of Frontiers of Freedom Foundation since January 2, 1995. From 1976 until his retirement on January 1, 1995, he served as a United States Senator from the State of Wyoming.

     Messrs. Brooks, Hoffman, McDonell, Meyer, and Wallop serve as members of the Audit Committee, with Mr. McDonell as Chairman. The Audit Committee, which consists of Directors who are not employees of the Company, met two times in 1996. The Audit Committee recommends to the Board of Directors of the Company the appointment of independent accountants to serve as auditors for the following year, subject to ratification by the shareholders at the Annual Meeting; meets periodically with the independent accountants, internal auditors, and appropriate personnel responsible for the management of the Company and subsidiary companies concerning the adequacy of internal controls and the objectivity of the financial reporting of the Company; and reviews and approves the scope of the audit and fees for audit and non-audit services performed by the independent accountants. The independent accountants and the Company's internal auditors each meet alone with the Audit Committee and have access at any time to the Audit Committee.

     Messrs. Edwards, Hoffman, McDonell, and Ratcliffe serve as members of the Executive Committee, with Mr. Ratcliffe as Chairman. The Executive Committee, which did not meet in 1996, exercises, during the intervals between the meetings of the Board of Directors, all the powers of the Board of Directors in the management of the business, properties and affairs of the Company, except certain powers enumerated in the By-Laws of the Company.

     Messrs. Edwards, McDonell, McNally, and Urquhart serve as members of the Compensation Committee, with Mr. Edwards as Chairman. The Compensation Committee, which met two times in 1996, is charged with the duties of recommending to the Board of Directors the remuneration (salary plus additional compensation and benefits) of the Chief Executive Officer and, after consultation with him, the remuneration of all other corporate officers; reviewing the remuneration for senior executives; approving stock option grants; recommending (for approval) to the Board of Directors pension changes, and other significant benefits or perquisites; reviewing the existing senior executive resources of the Company and the plans for the development of qualified candidates, and reporting to the Board of Directors annually; recommending to the Board of Directors (for approval) changes proposed by the Chief Executive Officer pertaining to organization structure or appointment of the Company's officers; and conducting annually with the Chief Executive Officer an appraisal of the performance of the Chief Executive Officer and reviewing the latter's appraisal of the performance of the other members of the Company's key management group.

     Messrs. Brooks, McNally, Meyer, Ratcliffe, Urquhart, and Wallop serve as members of the Finance Committee, with Mr. McNally as Chairman. The Finance Committee, which met two times in 1996, recommends to the Board of Directors of the Company proposals concerning long and short-term financing, material divestments and acquisitions, cash and stock dividend policies, programs to repurchase the Company's stock, stock splits, and other proposed changes in the Company's capital structure; periodically reviews the Company's capital expenditure policy and recommends changes to the Board of Directors, where appropriate, and, when requested by the Board of Directors, reviews and makes recommendations to the Board of Directors with respect to proposals concerning major capital expenditures and leasing arrangements; reviews annually the Company's insurance programs and their adequacy to protect against major losses and liabilities; reviews and monitors the administration and asset management of the Company's employee benefit plans, including the selection of investment and other advisors, the allocation of assets between fixed income and equity, and the performance of plan investment managers; and reviews and monitors the administration of the Company's cash and investment portfolios, including the Company's investment guideline policies.

     The Board of Directors does not have a nominating committee. This function is performed by the Board of Directors as a whole. The Company's By-Laws contain time limitations, procedures and requirements relating to shareholder nominations of Directors. Any shareholder who intends to bring before the annual meeting of shareholders any nomination for Director shall deliver not less than fifty days prior to the date of the meeting written notice to the Secretary of the Company setting forth specified information with respect to the shareholder and additional information as would be required under SEC regulations for a proxy statement used to solicit proxies for such nominee.

     Five meetings of the Board of Directors of the Company were held during the year ended December 31, 1996.

                             EXECUTIVE COMPENSATION

CASH AND OTHER FORMS OF COMPENSATION

     The following table sets forth the aggregate cash and other compensation paid or accrued by the Company for services rendered in all capacities to the Company and its subsidiaries to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company for the three fiscal years ended December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                              COMPEN-
                                                 ANNUAL COMPENSATION          SATION
                                            -----------------------------   -----------
                                                                   OTHER    SECURITIES       ALL
                                                                  ANNUAL    UNDERLYING      OTHER
                                                                  COMPEN-    OPTIONS/      COMPEN-
    NAME AND PRINCIPAL POSITION      YEAR    SALARY    BONUS(1)   SATION      SARS(2)     SATION(3)
-----------------------------------  ----   --------   --------   -------   -----------   ---------
G.J. Ratcliffe.....................  1996   $600,000   $700,000   $18,360     100,000      $45,550
  Chairman of the Board, President   1995    500,000    550,000    4,297      100,000       43,850
  and Chief Executive Officer        1994    456,190    450,000   15,034      105,000       42,833

V. R. Petrecca.....................  1996    306,000    336,000    5,455       40,000        3,450
  Executive Vice President           1995    293,830    280,000      335       40,000        3,450
                                     1994    282,530    235,000    1,275       40,320        3,833

H. B. Rowell.......................  1996    300,000    336,000    7,258       40,000        3,450
  Executive Vice President           1995    287,410    270,000    1,805       40,000        3,450
                                     1994    276,350    210,000    5,945       40,320        3,833

T. H. Pluff........................  1996    232,900    120,000    3,928       16,000        3,450
  Group Vice President               1995    223,910    100,000    3,655       16,000        3,450
                                     1994    215,300     85,000    3,460       12,600        3,833

R. W. Davies.......................  1996    200,000     90,000    5,927       12,000        3,450
  Vice President, General Counsel    1995    183,790     75,000    3,927       12,000        3,450
  and Secretary                      1994    164,700     64,800    3,814       11,340        3,833

---------------
(1) Reflects bonus earned during fiscal year under the Company's incentive compensation plans.

(2) Class B Common Stock; option grants (a) for 1995 and 1994 adjusted to reflect the 2-for-1 stock split in the form of a 100% stock dividend paid on August 9, 1996, and (b) for 1994 adjusted to reflect the 5% stock dividend effected on February 3, 1995.

(3) Includes (a) premiums under the Company's supplemental medical plan which provides for reimbursement of certain medical expenses not covered by the Company's group insurance policy and (b) Director's fees for Mr. Ratcliffe of $42,100 in 1996, $40,400 in 1995 and $39,000 in 1994.

                   OPTIONS/SAR GRANTS DURING 1996 FISCAL YEAR

     The following table provides information on option grants in fiscal 1996 to the named executive officers of the Company.

                                             INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE
                       --------------------------------------------------------------          VALUE AT
                         NUMBER OF         PERCENT OF                                       ASSUMED ANNUAL
                         SECURITIES           TOTAL                                      RATES OF STOCK PRICE
                         UNDERLYING       OPTIONS/SARS        EXERCISE                     APPRECIATION FOR
                          OPTIONS/         GRANTED TO         OR BASE                         OPTION TERM
                            SARS            EMPLOYEES          PRICE       EXPIRATION   -----------------------
         NAME            GRANTED(1)      IN FISCAL YEAR      ($/SHARE)        DATE        5%(2)        10%(2)
---------------------- --------------   -----------------   ------------   ----------   ----------   ----------
  G. J. Ratcliffe.....     100,000             12.6%          $ 41.688       12/09/06   $2,626,344   $6,628,392
  V. R. Petrecca......      40,000              5.0             41.688       12/09/06    1,050,538    2,651,357
  H. B. Rowell........      40,000              5.0             41.688       12/09/06    1,050,538    2,651,357
  T. H. Pluff.........      16,000              2.0             41.688       12/09/06      420,215    1,060,543
  R. W. Davies........      12,000              1.5             41.688       12/09/06      315,161      795,407

---------------
(1) Non-qualified options to acquire shares of Class B Common Stock of the Company were granted on December 10, 1996 at 100% of the fair market value of the Class B Common Stock on the date of grant. No portion of the option is exercisable before the third anniversary of the date of grant; on the third anniversary of the date of grant the option becomes fully exercisable. The exercise price of an option may be paid in cash or in shares of either the Company's Class A Common Stock or Class B Common Stock, or a combination thereof. The 1973 Plan provides for the acceleration of all options (other than incentive stock options granted on or after January 1, 1987) in the event of a "Change of Control" as defined in the 1973 Plan. In the event of a Change of Control, participants who are officers, and other participants who are designated by the Compensation Committee, would have the right to surrender their then exercisable options, including those accelerated within the thirty-day period following the Change of Control and to receive in cash the amount by which the highest closing price within the sixty days preceding the Change of Control of the common stock underlying the option exceeds the option price for such common stock.

(2) The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their ten-year term, assuming the specified compounded rates of appreciation on the Company's Class B Common Stock over the term of the options. These numbers do not take into account provisions of the options providing for cancellation of the option following termination of employment, nontransferability, or vesting over periods of up to three years.

            AGGREGATED OPTIONS/SAR EXERCISES DURING 1996 FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information on stock option exercises in fiscal 1996 by the named executive officers of the Company and the value of such officers' unexercised stock options at December 31, 1996.

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS/SARS
                                                              OPTIONS/SARS AT
                             SHARES                         FISCAL YEAR-END(1)           AT FISCAL YEAR-END(2)
                            ACQUIRED         VALUE      ---------------------------   ---------------------------
          NAME             ON EXERCISE      REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  -----------     ----------   -----------   -------------   -----------   -------------
G. J. Ratcliffe..........    104,930(3)    $2,473,674     292,334        201,666      $ 4,827,617    $ 1,515,718
V. R. Petrecca...........      3,491(4)       142,986     260,906         80,106        5,393,229        596,463
H. B. Rowell.............     28,207(5)       742,406     201,093         80,106        3,778,563        596,463
T. H. Pluff..............          0               --      73,464         30,866        1,371,673        217,960
R. W. Davies.............          0               --      70,863         23,780        1,424,041        174,523

---------------
(1) Adjusted to reflect the 2-for-1 stock split in the form of a 100% stock dividend paid on August 9, 1996.

(2) Limited to in-the-money stock options.

(3) Class B Common Stock.

(4) 1,585 shares Class A Common Stock and 1,906 shares Class B Common Stock.

(5) 20,400 shares Class A Common Stock and 7,807 shares Class B Common Stock.

         LONG-TERM INCENTIVE PLANS -- AWARDS IN 1996 FISCAL YEAR(1)(2)

                                                                          ESTIMATED FUTURE PAYOUTS UNDER
                                                    PERFORMANCE OR          NON-STOCK PRICE-BASED PLANS
                               NUMBER OF SHARES,     OTHER PERIOD      -------------------------------------
                                   UNITS OR        UNTIL MATURATION    THRESHOLD     TARGET        MAXIMUM
            NAME                OTHER RIGHTS(3)        OR PAYOUT       ($ OR #)    ($ OR #)(3)   ($ OR #)(3)
-----------------------------  -----------------   -----------------   ---------   -----------   -----------
G. J. Ratcliffe..............        16,423        1/1/97 - 12/31/99       0          16,423        32,846
V. R. Petrecca...............         7,883        1/1/97 - 12/31/99       0           7,883        15,766
H. B. Rowell.................         7,883        1/1/97 - 12/31/99       0           7,883        15,766
T. H. Pluff..................         2,816        1/1/97 - 12/31/99       0           2,816         5,632
R. W. Davies.................         2,112        1/1/97 - 12/31/99       0           2,112         4,224

---------------
(1) The performance plan is subject to shareholder approval at the Annual Meeting; see a description of the performance plan on pages 21 and 22.

(2) The performance unit plan provides for the immediate vesting of the number of shares of Class B Common Stock payable in respect of a performance unit which has been awarded as of the date a Change of Control (as defined in the performance plan) occurs. The number of shares vested shall be equal to the number of shares represented by the award determined as if a compound growth rate had been achieved for the entire three-year performance period equal to the actual compound growth rate for such portion of the performance period prior to the date of the Change of Control multiplied by a fraction, the numerator of which is the number of full and partial months from the beginning of the performance period until the date of the Change of Control, and the denominator of which is 36. In the event of a Change of Control, and in the discretion of the Compensation Committee, payment shall be in (a) cash equal to the product of the number of shares vested times the highest price per share of the Class B Common Stock during the sixty days preceeding the Change of Control,
    (b) in shares of Class B Common Stock or (c) in shares of such other entity into which shares of Class B Common Stock may have been converted.

(3) Shares of Class B Common Stock.

                                 PENSION PLANS

     The Company has in effect a non-contributory defined benefit retirement plan for salaried employees ("Basic Plan") and a supplemental executive retirement plan ("SERP") which is an unfunded plan. Pension benefits are earned under both the Basic Plan and the SERP. The annual benefits under the Basic Plan are calculated as 1.50% of final compensation per year of total Company service, which includes both basic compensation and bonuses, reduced by 1.50% of primary social security benefit per year of service. SERP benefits are calculated as 6% of final total compensation (basic compensation and bonuses as reflected in the Salary and Bonus columns under the Summary Compensation Table on page 8 hereof) per year of SERP service up to a maximum of 60%, offset by benefits payable under the Basic Plan. No SERP benefit is payable if a participant terminates employment prior to age 55 with less than 10 years of SERP service. The following table illustrates annual pension benefits pursuant to the SERP (which is greater in each instance than benefits payable under the Basic Plan) under the joint and survivor annuity form upon retirement at age 65 to executive officers in the specified salary classifications:

TOTAL PENSION (ON 3 HIGHEST IN LAST 10 YEARS)           ANNUAL BENEFIT FOR YEARS OF SERVICE
---------------------------------------------                     INDICATED(1)(2)
               AVERAGE ANNUAL                     -----------------------------------------------
                COMPENSATION                       5 YRS.      10 YRS.      15 YRS.      20 YRS.
---------------------------------------------     --------     --------     --------     --------
                 $   200,000                      $ 60,000     $120,000     $120,000     $120,000
                     400,000                       120,000      240,000      240,000      240,000
                     600,000                       180,000      360,000      360,000      360,000
                     800,000                       240,000      480,000      480,000      480,000
                   1,000,000                       300,000      600,000      600,000      600,000
                   1,200,000                       360,000      720,000      720,000      720,000
                   1,400,000                       420,000      840,000      840,000      840,000

---------------
(1) The estimated annual benefits are based upon the assumptions that the individual will remain in the employ of the Company until age 65 and that the plans will continue in their present form.

(2) Years of SERP Service at December 31, 1996:

                                       OFFICER                     SERVICE
                    ---------------------------------------------  -------
                    Mr. Ratcliffe................................     22
                    Mr. Petrecca.................................     12
                    Mr. Rowell...................................     17
                    Mr. Pluff....................................      7
                    Mr. Davies...................................     14

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The total direct compensation package for the Company's executives is made up of three elements: base salary, a short-term incentive program in the form of a discretionary, performance-based bonus, and long-term incentive programs in the form of (i) stock options and (ii) performance units.

     Total direct compensation for the Chief Executive Officer and the four highest paid executive officers is based on the performance of the Company. The Compensation Committee also reviews compensation data provided by outside consultants. This data is provided for each element of the total direct compensation package for comparable positions within (i) companies in the S&P Electrical Equipment Index of similar size, and (ii) superior performing companies in general industry of comparable size and complexity.

     The Compensation Committee believes that the S&P Electrical Equipment Index, made up of seven companies, provides limited comparison data and the use of a broader database, including companies from general industry, ensure more accurate comparisons and results.

     Base salaries are determined by competitive data and individual levels of responsibility. Target levels for bonuses, stock options, and performance units for each executive position are determined by competitive data; however, actual bonuses paid and the number of stock options and performance units granted each executive are based upon the achievement of Company financial plan goals which include factors such as net sales, net income, and earnings per share.

     In the past few years, the Company has adopted a more aggressive incentive-pay-for-performance posture. During this period, the competitive position, or emphasis, on base salaries has been lowered. Bonus and stock option opportunities thereby represent a greater portion in the total direct compensation package, enhancing the Company's goal of linking pay more directly to financial performance.

     While these comments are directed towards compensation for the Chief Executive Officer and the four highest paid executive officers, the Compensation Committee employs similar procedures to determine the compensation levels of other executives as well.

BASE SALARY

     The Company defines its market competitive position for base salaries as the 50th percentile. This represents a change over the years from a market competitive position of the 60th percentile for base salaries. To determine the salary for the Chief Executive Officer and the four highest paid executive officers, the Compensation Committee reviewed projected 1997 salary data for companies within our industry and superior performing companies of comparable size and complexity. Based upon this data, base salaries were established to approximate the 50th percentile for comparable positions in companies both within our industry and superior performing companies from general industry.

BONUS

     Bonuses are paid pursuant to the Company's short-term incentive compensation and senior executive compensation plans. Under the incentive compensation plan, 5% of the amount by which the Company's consolidated earnings, as defined in the incentive compensation plan, for each fiscal year exceeds 10% of the invested capital and long-term debt at the beginning of such fiscal year is allocated to a bonus pool to be paid out to participating employees, including the executive officers. Awards in varying amounts may be made from the pool at the discretion of the Compensation Committee. Under the senior executive plan, awards may be made based on performance goals including a percentage of the bonus pool described above. Awards under the senior executive plan may only be reduced by the Compensation Committee.

     To establish target levels for executive officers' bonus awards, the Compensation Committee uses data provided by outside consultants for comparable positions at companies within our industry and companies from general industry with comparable performance characteristics such as return on net sales and return on equity.

     In determining the 1996 bonus award for each executive officer, the Compensation Committee's primary focus was the review of the 1996 business plan with regard to net sales, pre-tax profit, and earnings per share, compared to actual results. The Compensation Committee recognized the success the Company has had in achieving non-financial goals in the Company's acquisition and restructuring programs, and in making strategic plan decisions, which are expected to result in long-term growth and benefit the shareholders. As noted, however, the Compensation Committee gave greater consideration to short-term results, recognizing the Company had one of its strongest business years in 1996 in net sales, pre-tax profit, and earnings per share, in each case exceeding plan targets. As a result, the 1996 bonuses of the executive officers, including the Chief Executive Officer, have increased over the prior year.

     For 1996, the Compensation Committee had designated Mr. Ratcliffe as the sole participant in the senior executive plan and established his objective performance goal by designating a percentage of the incentive compensation plan pool be paid to Mr. Ratcliffe. The Compensation Committee exercised its discretion pursuant to the senior executive plan to award Mr. Ratcliffe a bonus of $700,000 which represents an increase over the prior year, recognizing the financial and non-financial goals achieved by the Company in 1996.

STOCK OPTIONS

     The Compensation Committee believes that the holding of Company stock represents a unity of interest between executives and shareholders. In determining target levels for stock option grants for each senior executive, the Compensation Committee reviews data provided by an outside consultant. The data provided is on comparable position pay levels at companies of comparable size in financial performance and complexity. The actual number of stock option grants for each executive officer is based upon the financial performance of the Company, both in the short- and long-term. The Compensation Committee reviewed 1996 net sales, pre-tax profit and earnings per share. The Compensation Committee also reviewed long-term strategic plans which will position the Company for greater growth. In determining awards of stock option grants, the Compensation Committee does not consider the executive officer's unexercised stock option grants.

     In considering levels of stock option grants for the five highest paid executive officers, the primary focus was to link the executives' long-term compensation to the success of the Company's long-term strategic plans. The Compensation Committee recognized that the Company has been successful in positioning itself for long-term growth which will benefit shareholders. The Compensation Committee also recognized that certain strategic plan decisions previously made have had a positive impact on 1996 financial performance in the areas of net sales, pre-tax profit and earnings per share. As a result, the number of shares awarded under the 1996 stock option grants to the five highest paid executive officers remained at the prior year's level.

PERFORMANCE UNITS

     This new long-term incentive program also is designed to link the common interests of the Company's executives and shareholders in maximizing long-term shareholder value. The performance units, which are awarded in the Company's Class B Common Stock, are based on earnings per share growth over the three-year period commencing January 1, 1997 and ending December 31, 1999. Participants may receive from 0 to 200 percent of the December, 1996 award grant depending upon whether the average annual compounded earnings per share growth is (a) below the 10% mark (no award), (b) 10% to 12.4% (100% of award), (c) 12.5% to 14.9% (150%
of award), and (d) 15% and above (200% of award). The performance unit awards were based upon the actual bonuses paid to the participants for the year 1996 under the Company's incentive compensation and senior executive incentive compensation plans, and converted into Class B Common Stock performance units utilizing the conversion formula in the performance plan.

GENERAL MATTERS

     Code Section 162(m) limits to $1 million annually the amount that can be deducted by a publicly held corporation for compensation paid to any of its top five executives (as indicated in the Summary Compensation Table for that year), unless the compensation in excess of $1 million is performance based or meets certain other conditions. The Company has qualified the 1973 Plan as a performance based plan with respect to grants of options made at fair market value, and adopted the senior executive incentive compensation plan, payments under which are intended to qualify as performance based compensation, but decided not to amend the Company's incentive compensation plan. In December, 1996, the Compensation Committee recommended, and the Board of Directors approved, subject to shareholder approval at this meeting, the performance plan, payments under which are intended to qualify as performance based compensation.

     The Compensation Committee believes that the total direct compensation package consisting of base salary, bonus, stock options and performance units, is appropriate for the Company's executive officers and other executives, on the basis of competitive practice, along with the Company's performance against established short- and long-term financial performance goals.

                                            Compensation Committee
                                                 George W. Edwards, Jr.,
                                            Chairman
                                                 Horace G. McDonell
                                                 Andrew McNally IV
                                                 John A. Urquhart

CORPORATE PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's Class B Common Stock during the five fiscal years ended December 31, 1996, with a cumulative total return on the Standard & Poor's 500 Composite Stock Index ("S&P 500 Composite Index") and the Standard & Poor's Electrical Equipment Index ("S&P Electrical Equipment Index"). The comparison assumes $100 was invested on January 1, 1992 in the Company's Class B Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
    AMONG HUBBELL, S&P 500 COMPOSITE INDEX & S&P ELECTRICAL EQUIPMENT INDEX

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)             100             100             100
1992                                       107             108             109
1993                                       107             118             132
1994                                       108             120             134
1995                                       137             165             187
1996                                       196             203             253

EMPLOYMENT AGREEMENTS

     The Company has agreed to employ Mr. Ratcliffe for a three-year period and Messrs. V.R. Petrecca and H.B. Rowell, Jr., for a two-year period at the respective salaries (effective January 1, 1997) of $650,000, $318,240 and $312,000 per annum. The Agreements are automatically extended on a daily basis until notice of termination is given. The Company may increase their salary and grant them bonuses (which they presently receive by participation in the Company's incentive compensation plans described above). If their employment is terminated (other than for cause), or if the Executive terminates his employment for any of the reasons below, he is entitled to receive the present value (discounted at 120% of the short term federal rate) of the amounts which would be received over the remainder of the term of the Agreement if he received during that period an annual amount equal to the sum of (i) his current base salary and (ii) the average of the most recent bonuses that he received for the three prior fiscal years of the Company. The reasons for which the Executive may terminate his employment include: diminution in his authority (Mr. Ratcliffe), reduction in his compensation level or failure to increase his compensation commensurate with other senior executive officers, relocation or adverse modification of his benefits under bonus, benefit or other similar plans or of fringe benefits. In the event of his disability or death during the term of the Agreement he or his estate will be entitled to his per annum base salary for the remainder of the term of the Agreement less certain offsets. In addition, in the event of the Executive's discharge other than for cause or, if the Executive terminates his employment for any of the reasons described above, Executive would be entitled for the remainder of the employment term to (i) various medical and health plans, (ii) death and accidental death benefits, (iii) office, secretarial and other benefits afforded to senior executives and (iv) continued participation in the SERP.

SEVERANCE POLICY AND CHANGE OF CONTROL PROVISIONS

     The Company has a severance policy which covers corporate officers (other than Messrs. Ratcliffe, Petrecca and Rowell) and other individuals. The policy provides that if an eligible individual's employment is terminated (other than for cause), or if the eligible individual terminates his employment for any of the reasons noted below within three years after the occurrence of certain "Change of Control" events, he is entitled to receive the present value (discounted at 120% of the short term federal rate) of the severance amounts provided under the policy. The formula in the case of corporate officers is based upon eight weeks of base salary continuation for each full year of service, subject to a minimum of 26 weeks and a maximum of 104 weeks, with the formula amount reduced to 67% and 33% thereof, respectively, if termination occurs in the second and third year following the Change of Control event. In addition, upon such termination of employment, the eligible individual would be entitled to (a) a bonus of no less than his target bonus for the year in which the Change of Control occurs, pro rated for the number of months to such termination, and (b) for the period the base salary would have been continued even though paid as a lump sum (i) various medical and health plans, and (ii) death and accidental death benefits. The reasons for which the eligible individual may terminate his employment include: diminution in his authority, reduction in his compensation level, relocation or adverse modification of his benefits under bonus, benefit or similar plans.

     The Company's 1973 Plan provides for the acceleration of all options (other than incentive stock options granted on or after January 1, 1987) in the event of a "Change of Control" as defined in the 1973 Plan. (See footnote (1) to the table captioned "Options/SAR Grants During 1996 Fiscal Year.") The performance plan provides for immediate vesting of the number of shares of Class B Common Stock payable in respect of a performance unit award in the event of a "Change of Control" as defined in the performance plan (See footnote (2) to the table captioned "Long-Term Incentive Plans -- Awards in 1996 Fiscal Year.")

     Certain provisions of the SERP do not take effect until the occurrence of certain "Change of Control" events. Among others, provisions in the SERP providing for (i) the suspension, reduction or termination of benefits in cases of gross misconduct by a participant (as determined in the sole discretion of the Compensation Committee); (ii) the forfeiture of benefits should a retired participant engage in certain proscribed competitive activities; (iii) the reduction in benefits upon the early retirement of a participant; and (iv) the off-set of amounts which a participant may then owe the Company against amounts then owing the participant under the SERP, are automatically deleted upon the occurrence of a Change of Control event. In addition, neither a participant's years of service with the Company (as calculated for the purpose of determining eligibility for benefits under the SERP), nor benefits accrued under the SERP prior to the Change of Control event, may be reduced after the occurrence of a Change of Control event.

COMPENSATION OF DIRECTORS

     Each Director receives $35,000 (plus an additional $3,000 for serving as a committee chairman) per year compensation from the Company plus $1,500 for each board and board committee meeting attended, together with the expenses, if any, of such attendance. Directors also receive $1,500 for each rendition of consulting services otherwise than as part of a board or committee meeting. No such consulting services were rendered during 1996. The Company and eight current Directors have entered into an agreement to defer receipt of all or a portion of such fees pursuant to a deferred compensation agreement providing for payment of the fees in cash or stock units (each stock unit consisting of one share each of the Company's Class A Common Stock and Class B Common Stock), subject to certain terms and conditions, upon their termination of service as Directors of the Company. Interest equivalents on payments deferred in the form of cash accrue quarterly at the prime interest rate. Dividend equivalents are paid on the stock units and are converted into additional stock units. Certain provisions of the deferred compensation program do not take effect until the occurrence of certain "Change of Control" events, as defined in the plan. After the occurrence of a Change of Control event, the plan may not be amended without the prior written consent of an affected participant and no termination of the plan shall have the effect of reducing any benefits accrued under the plan prior to such termination. Further, in the event of a Change of Control, any stock unit credited to a Director's account shall be immediately converted into a right to receive cash and shall thereafter be treated in all respects as part of such Director's cash account.

     The Company also has a retirement plan for Directors who are not employees or officers of the Company and who do not qualify to receive a retirement benefit under any pension plan of the Company or its subsidiaries ("Eligible Directors"). Under this plan, an Eligible Director retiring at or after age 70 with at least ten years of service as a Director is paid annually for life an amount equal to (i) his regular active service annual base retainer (the "Annual Retainer") in effect during the calendar year immediately preceding the year in which the retiring Director was last elected, (ii) an additional 10% of the Annual Retainer, and (iii) any additional amounts paid for service as Committee Chairman. A retiring Eligible Director who had reached age 70 and had served for at least five but less than ten years as a Director would be entitled to a reduced amount equal to 50% of his Annual Retainer in effect during the calendar year immediately preceding the year in which the retiring Director was last elected, plus 10% of such Annual Retainer for each year of service beyond five years up to a maximum of ten years. An Eligible Director who retires prior to age 70 with five or more years of service as a Director receives a retirement benefit commencing at age 70 calculated as described above on the basis of his Annual Retainer in effect during the calendar year immediately preceding his actual retirement date. The plan also provides that a Director who was a retiree of the Company whether or not qualified for a retirement benefit under any pension plan of the Company but who had at least five years of service as a Director subsequent to such retirement is entitled to a retirement benefit under the plan at a reduced amount equal to 25% of the Annual Retainer in effect during the calendar year immediately preceding the year in which the retiring Director was last elected. Benefits payable under this plan are not funded but are paid out of the general funds of the Company. Director contributions to this plan are not permitted. Certain provisions of the retirement plan do not take effect until the occurrence of certain "Change of Control" events, as defined in the plan. Among others, provisions in the plan providing for (i) the suspension, reduction or termination of benefits in cases of gross misconduct by a participant (as determined in the sole discretion of the Compensation Committee); and (ii) the forfeiture of benefits should a retired participant engage in certain proscribed competitive activities, are automatically deleted upon the occurrence of a Change of Control event.

MATTERS RELATING TO DIRECTORS

     Mr. Hoffman, a Director of the Company, is a partner in the law firm of Simpson Thacher and Bartlett which rendered legal services to the Company during the fiscal year ended December 31, 1996.

                  PROPOSAL TO AMEND AND RESTATE THE COMPANY'S
                             1973 STOCK OPTION PLAN

     At its meeting held on March 11, 1997, the Board of Directors of the Company approved and recommended that the Company's shareholders approve an amendment to the 1973 Plan to (a) increase by 2,700,000 shares of Class B Common Stock the number of authorized but unissued shares of the Company set aside for issuance as needed in the continued operation of the 1973 Plan, (b) extend the period during which options under the 1973 Plan may be granted to March 10, 2007, (c) make various changes to ensure continued deductibility of compensation generated upon the exercise of stock options, (d) permit, with the approval of the Compensation Committee, transferability of stock options and the exercise of options by individuals other than the optionee and (e) eliminate the need for a shareholder vote on amendments to the 1973 Plan except for increases in the number of shares which may be issued as stock options. These amendments are deemed advisable by management in order to continue the 1973 Plan upon the terms heretofore approved by the shareholders, and to provide a sufficient number of shares for future grants. The following is a description of the principal provisions of the 1973 Plan. A complete text of the 1973 Plan, as proposed to be amended, is attached to this Proxy Statement as Exhibit A.

     INCREASE IN NUMBER OF SHARES ISSUABLE UNDER THE PLAN. The 1973 Plan (after adjustment for the 5% stock dividend paid on February 3, 1995 and the 2-for-1 stock split paid on August 9, 1996) provides for the issuance of a maximum of 3,600,000 shares of Class A Common Stock and 9,845,670 shares of Class B Common Stock. As of March 14, 1997, there were available for grant pursuant to the 1973 Plan options to purchase 611,136 shares of Class B Common Stock. In order to have a sufficient number of shares of Class B Common Stock available for grants of future options, the proposed amendment would increase the maximum number of shares which may be issued to 12,545,670 shares of Class B Common Stock.

     PLAN ADMINISTRATION. The 1973 Plan is administered by the Compensation Committee consisting of at least two or more members of the Board of Directors who are each "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"). Subject to the express provisions of the 1973 Plan, the Compensation Committee has the authority to interpret the 1973 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements and to make all other determinations necessary or advisable for the administration of the 1973 Plan. The Compensation Committee shall contain at least two "outside directors" as defined in Section 162(m) of the Code.

     AMENDMENT AND TERMINATION. The Board of Directors of the Company may at any time amend, suspend or terminate the 1973 Plan, except that no amendment which would increase the maximum number of shares which may be issued shall be effective unless, within twelve months before or after the Board of Directors adopts such amendment, it is approved by the shareholders. No amendment, suspension or termination of the 1973 Plan shall, without the consent of the participant, terminate, or adversely affect the participant's rights under, any outstanding option.

     ELIGIBILITY. The Compensation Committee determines the particular employees within the general class of officers and key employees to whom options shall be granted. Options may not be granted to any Director who is not an officer or employee or to any member of the Compensation Committee. No incentive stock option may be granted to persons who would beneficially own, after the grant, more than 10% of the voting power of all shares of stock of the Company unless at the time any such option is granted the option price is not less than 110% of the fair market value of the underlying stock at the date of grant, and such option expires no more than five years from the date of grant. The number of shares of stock which may be issued under options granted under the 1973 Plan to any one individual in any fiscal year shall not exceed 300,000 shares, subject to adjustment as provided in the 1973 Plan.

     OPTION FEATURES. The option price of the stock subject to the 1973 Plan shall not be less than 100% of the fair market value of the underlying shares on the date of grant. Options may expire not more than ten years after the date of grant. Unless otherwise restricted as specified in the option grant delivered to the participant, the participant is permitted to exercise any option with respect to both Class A Common Stock and Class B Common Stock in any proportion as such participant may determine.

     The 1973 Plan provides that options are exercisable immediately or in such installments as the Compensation Committee may prescribe. The Compensation Committee also is empowered, in its sole discretion, to accelerate the exercisability of any option at any time.

     With respect to incentive stock options granted after December 31, 1986, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all such plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

     Unless otherwise determined by the Compensation Committee, no option is transferable except by will or by the laws of descent and distribution, or may be exercised during the optionee's life by anyone other than the optionee.

     In the event of a participant's termination of employment, including the sale of a subsidiary employing a participant (for any reason other than death, retirement with the consent of the Company or permanent disability), a participant's option expires on the earlier of the expiration date specified in the option or three months from the date of termination of employment. In the event of a participant's retirement with the consent of the Company, options continue to mature in the normal manner and are exercisable until the later of the date three years after the date of retirement or, in the event that the participant should die during such three-year period, are exercisable until the date twelve months after death; but in no event later than the end of the option exercise period specified in the option. In the case of retirement due to permanent disability, a participant's options are exercisable, to the extent exercisable at the date of such retirement, until the date twelve months after the date of such retirement or, in the event that the participant should die during such twelve-month period, such participant's options are exercisable until the date twelve months after death; but in no event later than the end of the option exercise period specified in the option. If a participant's employment terminates by reason of death, such participant's options would become exercisable, to the extent exercisable on the date of death, until the date twelve months after death; but in no event later than the end of the option exercise period specified in the option.

     Payment for stock must be made in full at the time that an option or any part thereof is exercised and no stock is issued until full payment therefor is made. Payment may be made in cash or by delivery to the Company of shares of either Class A Common Stock or Class B Common Stock or a combination thereof. A participant may satisfy, pursuant to such rules as may be prescribed by the Compensation Committee, any income tax withholding obligation that may be imposed in connection with the exercise of an option by the retention of shares by the Company, or the return to the Company of shares, in each case equal in fair market value to the amount of all or any portion of the withholding obligation. With the consent of the Compensation Committee, a participant may elect to have the Company retain a number of shares otherwise issuable on exercise of an option, or to deliver shares, in each case equal in fair market value to the amount of all of any portion of the participant's federal, state and local income tax obligation resulting from such exercise determined at the participant's maximum marginal tax rates.

     The 1973 Plan provides for the acceleration of all options (other than incentive stock options granted on or after January 1, 1987) in the event of a "Change of Control" as defined in the 1973 Plan. (See footnote (1) to the table captioned "Options/SAR Grants During 1996 Fiscal Year.")

     FEDERAL INCOME TAX CONSEQUENCES. The grant of an incentive stock option would have no immediate tax consequences to the Company or to the optionee. A holder of shares pursuant to the exercise of an incentive stock option would realize no taxable income at the time of exercise (although the exercise may cause an adjustment to alternative minimum taxable income). If the holder held his shares for at least two years from the date of grant and at least one year from the date of exercise, he would realize taxable long-term capital gain or long-term capital loss upon a subsequent sale of the shares at a price different from the option price. In the event that the optionee satisfies the holding period requirement described above, no deduction would be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option or the sale of shares acquired pursuant to such exercise.

     If, however, the optionee disposes of the shares within the period described above (a "disqualifying disposition"), the optionee will generally recognize ordinary income (and the Company will be entitled to a deduction) at the time of disposition equal to the excess over the exercise price of the lesser of (a) the fair market value of the shares acquired on the date of exercise, or (b) the amount realized upon the disposition. Any excess of the amount realized upon such disposition over the fair market value at the date of exercise will be short-term or long-term capital gain, depending on the holding period.

     The grant of a stock option other than an incentive stock option (a "non-qualified stock option") would have no immediate tax consequences to the Company or to the optionee. Upon the exercise of such option the optionee will be treated as receiving compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise by the optionee over the option price. This excess will also constitute wages subject to the withholding of income tax. The amount treated as compensation taxable as ordinary income may be claimed as a deduction by the Company at the same time as the optionee is treated as realizing compensation.

     The affirmative vote of a majority of the votes cast on the matter by holders of shares present or represented at the meeting and entitled to vote thereon is required to adopt the amendments to the 1973 Plan provided that a majority of the aggregate votes of the outstanding shares are cast on the proposal. Neither abstentions nor broker non-votes will have an effect on the vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENTS.

                        PROPOSAL TO ADOPT THE COMPANY'S
                             PERFORMANCE UNIT PLAN

     At its meeting held on December 11, 1996, the Board of Directors of the Company, acting on the recommendation of the Compensation Committee of the Board of Directors, adopted, subject to shareholder approval at this meeting, the Hubbell Incorporated Performance Unit Plan, effective as of January 1, 1997. The purpose of the performance plan is to provide incentive compensation to executive and administrative employees of the Company and its subsidiaries who have contributed effectively to the success of the Company by their ability, industry, loyalty or exceptional services and to encourage continuance of their services with the Company by a form of recognition of their efforts in contributing significantly to the success and growth of the Company during the 1997, 1998 and 1999 fiscal years. It is intended that awards under the performance plan based solely on the achievement of objective performance goals will be treated as performance based compensation within the meaning of Section 162(m) of the Code that will qualify for exclusion under the $1 million limitation on deductibility of executive compensation.

     The following is a summary of the principal provisions of the performance plan which is qualified in its entirety by reference to the complete text of the performance plan which is attached to this proxy statement as Exhibit B as well as information as to awards made thereunder.

PLAN ADMINISTRATION. The performance plan will be administered by the Compensation Committee comprised of members of the Board of Directors who are "non-employee directors" within the meaning of Rule 16b-3 of the Act and "outside directors" within the meaning of Section 162(m) of the Code, and who are not eligible to participate in or to receive any benefits pursuant to the performance plan.

ELIGIBILITY AND PARTICIPATION. The persons eligible to participate in the performance plan will be those employees who are primarily responsible in an administrative or executive capacity for the direction of the functions and operations of the Company or its subsidiaries, some of whom may be or may become "covered employees" (as defined in Section 162(m) of the Code) of the Company for the applicable taxable year of the Company. The Compensation Committee shall designate the employees eligible to participate in the performance plan.

DETERMINATION OF INCENTIVE PAYMENTS. On December 10, 1996, the Compensation Committee awarded to each participant the right to receive a number of shares of the Company's Class B Common Stock after December 31, 1999 depending upon whether the average compounded earnings per share ("EPS") growth rate for the three-year period of January 1, 1997 through December 31, 1999, is met. The performance unit awards were calculated by taking the actual 1996 cash bonuses paid to each of the Compensation Committee designated participants in the performance plan and dividing them by the average of the high and low prices per share of a share of Class B Common Stock on the last five trading days in 1996. If the Company achieves an EPS growth rate equivalent to 10% during the three-year period, each participant, provided they are still in the employ of the Company or its subsidiaries on December 31, 1999, will receive 100% of the performance unit award. If the EPS growth rate is equivalent to 12.5% but less than 15%, each participant will receive 150% of the performance unit award, and if the EPS growth rate is equal to, or exceeds, 15%, each participant will receive 200% of the performance unit award. No awards will be paid if the EPS growth rate is less than 10% for the three-year period. In the event of a participant's death or disability during the three-year period, the Compensation Committee, in its sole discretion, may provide for vesting and payment of the performance units on an equitable basis reflecting the performance of the Company and the EPS during the period ending on the date of death or disability.

AMENDMENT AND TERMINATION. The Board of Directors of the Company may from time to time amend, suspend or terminate any or all of the provisions of the performance plan, provided that (i) no such action shall affect the rights of any participant or the operation of the performance plan with respect to any payment to which a participant may have become entitled prior to the effective date of such action, and (ii) no amendment that requires shareholder approval in order for payments to be deductible under the Code may be made without approval of the shareholders of the Company.

     Ninety-three executive and administrative employees of the Company and its subsidiaries received awards from the Compensation Committee in December, 1996. In the absence of shareholder approval, these awards will be rescinded.

     The affirmative vote of a majority of the votes cast on the matter by holders of shares present or represented at the meeting and entitled to vote thereon is required to adopt the performance plan provided that a majority of the aggregate votes of the outstanding shares are cast on the proposal. Neither abstentions nor broker non-votes will have an effect on the vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE HUBBELL INCORPORATED PERFORMANCE UNIT PLAN.

                              SHAREHOLDER PROPOSAL

     The American Baptist Home Mission Society, an owner in street name of 11,370 shares of the Company's common stock, has notified the Company that it will cause the following resolution to be presented at the Annual Meeting, and has given the following reasons in support thereof:

                              BOARD INCLUSIVENESS

     We believe the employee and board composition of major corporations should reflect the people in the workforce and marketplace of the 21st century if our company is going to remain competitive. Our employees, customers and stockholders are now made up of a greater diversity of backgrounds than ever before. The report of the Department of Labor's 1995 bi-partisan Glass Ceiling Commission, "Good For Business: Making Full Use of the Nation's Human Capital," confirms diversity and inclusiveness in the workplace has a positive impact on the bottomline. A report of Standard and Poor 500 companies provided by Covenant Fund revealed ". . . firms that succeed in shattering their own glass ceiling racked up stock-market records that were nearly 2 1/2 times better than otherwise -- comparable companies."

     In 1994 the Investor Responsibility Research Center reported inclusiveness at senior management and board levels was only 9% of the fortune 500 companies in a comparable workforce of 57% diversity. The Glass Ceiling Commission reported that companies are selecting from only half of the talent of our workforce. Therefore we urge our corporation to enlarge its search for qualified board members by casting a wider net. If we are to be prepared for the 21st century we must learn how to compete in a growingly diverse global market place by promoting and selecting the best people regardless of race, gender or physical challenge. We believe the judgements and perspectives of a diverse board would improve the quality of corporate decision-making.

     Since the board is responsible for representing shareholder interests in corporate meetings, a growing proportion of stockholders is now attaching value to board inclusiveness. A 1994 Investor Responsibility

Research Center survey revealed 37% of respondents cited board diversity as the influencing factor for supporting votes.

     The Teachers Insurance and Annuity Association and College Retirement Equities Fund, the largest institutional investor in the United States, recently issued a set of corporate governance guidelines including a call for "diversity of directors by experience, sex, age and race."

     Robert Campbell, CEO of Sun Oil, stated in the Wall Street Journal, August 12, 1996, "Often what a woman or minority person can bring to the board is some perspective a company hasn't had before -- adding some modern day reality to the deliberation process. Those perspectives are of great value, and often missing from an all-white-male gathering. They can also be inspirational to the company's diverse work force."

     Be it resolved that shareholders request:

          1. The nominating committee of the Board make a greater effort to find qualified women and minority candidates for nomination to the Board.

          2. The Board issue a statement publicly committing the company to a policy of board inclusiveness with a program of steps to take and the timeline expected to move in that direction.

          3. The Company issue a report by September 1997 at a reasonable expense that includes a description of:

             (a) efforts to encourage diversified representation on our board
             (b) criteria for board qualification
             (c) the process of selecting the board candidates
             (d) the process of selecting the board committee members

                      MANAGEMENT'S STATEMENT IN OPPOSITION

     Your Board of Directors opposes this proposal for the following reasons:

     The Company offers equal employment opportunity to all persons without regard to race, creed, color, sex, age, religion, national origin, physical or mental disability, or veteran status, and abides by all applicable Federal and State statutes and regulations related to equal employment practices. Consistent with that policy, and in keeping with the expanding global nature of the Company's operations, the Board recognizes that highly qualified and independent Board members with diverse backgrounds and perspectives can enhance Company performance. However, the principle criteria in selecting an individual for board membership should be that individual's qualifications, experience, skills, and the ability to contribute to the enhancement of shareholder value, without regard to gender, minority, or other status. Accordingly, the Board would prefer to achieve diversity over time, as vacancies occur, by acting in accordance with the Company's policy of equal employment opportunity in selecting the most qualified candidates, regardless of gender, minority or other status. In doing so, the Board believes that it will become more diverse, which will enable it to better reflect the composition of the Company's global workforce. Many years ago, the Company embarked on transitioning to a more effective and efficient outside board of directors, and identified various criteria that it believed would be constructive in the representation of the shareholders, enhancing performance, and maximizing value. This resulted in a Board consisting of seven to nine members with the emphasis on highly successful, knowledgeable, broadly experienced, forceful outside directors with a cross-section of disciplines to properly relate to the shareholders' interests.

     The shareholder proposal would require the Board of Directors to issue a public statement committing the Company to a policy of board inclusiveness and establishing a timetable for achieving same, and to issue by a deadline date a report describing its efforts, criteria and process of achieving board inclusiveness. Your Board of Directors does not believe this proposal would enhance the current board selection process and, thus, would not serve shareholder interests. Your Board of Directors believes that the shareholder proposal is inappropriately restrictive, would unduly limit the Company in its selection of directors, would involve cost without any commensurate benefit, and would, therefore, be detrimental to the best interests of the Company and its shareholders.

     The affirmative vote of a majority of the votes cast on the matter by holders of shares present or represented at the meeting and entitled to vote thereon is required to approve the shareholder proposal. Neither abstentions nor broker non-votes will have an effect on the vote.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

                      RATIFICATION OF THE SELECTION OF AND
                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The selection of independent accountants to examine the financial statements of the Company made available or transmitted to shareholders and filed with the SEC for the year 1997 is to be submitted to the meeting for ratification or rejection. Price Waterhouse L.L.P., 300 Atlantic Street, Stamford, Connecticut, has been selected by the Board of Directors of the Company to examine such financial statements.

     Price Waterhouse L.L.P. have been independent accountants of the Company for many years. The Company has been advised that a representative of Price Waterhouse L.L.P. will attend the Annual Meeting to respond to appropriate questions and will be afforded the opportunity to make a statement if the representative so desires. The fees paid in 1996 for professional services provided by Price Waterhouse L.L.P. to the Company and its subsidiaries were approximately $735,000.

     If the proposal to ratify the selection of Price Waterhouse L.L.P. is not approved by the shareholders, or if prior to the 1998 Annual Meeting, Price Waterhouse L.L.P. declines to act or otherwise becomes incapable of acting, or if its employment is discontinued by the Board of Directors, then the Board of Directors will appoint other independent accountants whose employment for any period subsequent to the 1998 Annual Meeting will be subject to ratification by the shareholders at that meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE.

                                    GENERAL

     The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals. The Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies, at an estimated cost of $7,500, plus reasonable expenses.

     Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote all proxies received by them in favor of (i) the election of the nominees to the Board named herein, (ii) the ratification of the selection of independent accountants, (iii) the amendment to the Company's 1973 Plan, and (iv) the adoption of the Company's Performance Unit Plan; and against the shareholder proposal. All proxies will be voted as specified.

     Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

                         SHAREHOLDER PROPOSALS FOR THE
                              1998 ANNUAL MEETING

     Shareholder proposals for inclusion in the proxy materials related to the 1998 Annual Meeting of Shareholders must be received by the Company no later than December 1, 1997.

                                                  By Order of the Board of
                                                  Directors

                                                              HUBBELL
                                                              INCORPORATED

Orange, Connecticut
March 21, 1997

                                                                       EXHIBIT A

                              HUBBELL INCORPORATED

                    1973 STOCK OPTION PLAN FOR KEY EMPLOYEES

1.  Purpose of the Plan

     The purpose of the 1973 Stock Option Plan for Key Employees (the "Plan") is to further the growth and development of Hubbell Incorporated (the "Company") by providing an incentive through encouraging ownership of stock of the Company to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase their interest in the Company's welfare and continue their services, and by affording a means through which the Company can attract to its services, employees of outstanding ability.

2.  Administration of the Plan

     The Plan shall be administered by the Compensation Committee (the "Committee") consisting solely of at least two or more members of the Board of Directors of the Company ("Board of Directors") who are each "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule thereto). The members of the Committee shall be appointed from time to time by the Board of Directors, to serve at the pleasure of the Board. From and after the first meeting of shareholders at which directors are to be elected that occurs after July 1, 1994, the Committee shall contain at least two "outside directors" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor section thereto).

     Subject to the express provisions of the Plan, the Committee shall have authority in its discretion to determine the individuals to whom, and the time or times at which options shall be granted, and the number of shares to be subject to each option. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contribution to the Company's success, and such other factors as the Committee in its discretion shall deem relevant.

     Subject to the express provisions of the Plan, the Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan.

     The Committee shall select one of its members as a Chairman, who shall preside at meetings and who shall have authority to execute and deliver documents on behalf of the Committee. Meetings of the Committee shall be held at such times and places as the members thereof may determine. The majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with this Plan, except for such member's own willful misconduct or as expressly provided by statute.

3.  Stock Subject to the Plan

     Subject to adjustment as provided in Paragraph 5(d) of this Plan, the aggregate number of shares of stock which may be issued under options granted under this Plan shall be 3,600,000 shares of the Company's Class A Common Stock, par value $.01 per share, and 12,545,670 shares of the Company's Class B Common Stock, par value $.01 per share. The number of shares of stock which may be issued under options granted under this Plan to any one individual in any fiscal year shall not exceed 300,000 shares, subject to adjustment pursuant to Section 5.(d) hereof.

     Options granted by the Committee may be "incentive stock options" (as defined in Section 422 of the Code) or options which are not "incentive stock options", or a combination thereof, as determined by the Committee.

     Options may be granted with respect to authorized but unissued shares. In the event that any option under the Plan expires or is terminated for any reason prior to the end of the period during which options may be granted, the shares allocable to the unexercised portion of such option shall again be available for the purposes of this Plan.

4.  Eligibility

     Options may be granted only to officers and other key employees of the Company and subsidiary corporations (as defined in Section 424(f) of the Code). Directors who are not officers or employees shall not be eligible. Subject to the other provisions of this Plan, an individual may hold or be granted more than one option. No incentive stock option shall be granted hereunder which would permit the person to whom the option is granted to own (within the meaning of Section 424(d) of the Code), immediately after the option is granted, stock (including stock issuable upon the exercise of options) possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time any such option is granted the option price is at least 110 percent of the fair market value of the stock subject to the option, and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.  Terms and Conditions of Options

     Options shall be granted under this Plan upon such terms and conditions as the Committee shall determine, subject to the following provisions:

     (a) Option Price

     The option price of the stock subject to each option shall not be less than 100 percent of the fair market value of such stock, as determined in good faith by the Committee, on the date such option is granted.

     (b) Term of Option

     Options shall be granted for such term as the Committee shall determine except that no option shall be exercisable after the expiration of ten years from the date such option is granted.

     (c) Exercise and Termination of Options

     The options granted under the Plan shall be exercisable immediately or in such installments as the Committee may prescribe. The Committee may accelerate the exercisability of options at any time in its sole discretion.

     Unless otherwise determined by the Committee, during the lifetime of the individual to whom an option is granted, the option shall be exercisable only by such individual.

     (A) Termination of Employment -- General

     If the participant ceases to be an employee of the Company or a subsidiary for any reason (including, without limitation, the sale of a subsidiary), other than death, retirement with the consent of the Company or retirement by reason of "Permanent Disability," such option shall expire on the earlier of (i) the end of the option exercise period specified in the option or (ii) the date three months from the date of the participant's termination of employment (even though such participant is subsequently reemployed). "Permanent Disability" shall mean that the participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

     (B) Retirement with Company Consent

     If the employment of the participant with the Company or its subsidiaries shall terminate by reason of the participant's retirement with the consent of the Company, such participant's stock option shall continue to mature in the normal manner and the participant (or in the event of his death after the date of retirement, his estate or the person who acquires his option by bequest or inheritance or by reason of his death) shall have the right to exercise his option until the later of (i) the date three years after the date of such retirement or (ii) in the event that the participant's death occurs during such three-year period the date twelve months after the death of the participant; but in no event later than the end of the option exercise period specified in the option.

     (C) Retirement Due to Permanent Disability

     If the employment of the participant with the Company or its subsidiaries shall terminate by reason of the participant's retirement due to Permanent Disability, the participant (or in the event of his death after the date of retirement, his estate or the person who acquires his option by bequest or inheritance or by reason of his death) shall have the right to exercise his option, to the extent that he could have exercised it at the date of such disability retirement, until the later of (i) the date twelve months after the date of such termination of employment or (ii) in the event that the participant's death occurs during such twelve-month period the date twelve months after the date of such death; but in no event later than the end of the option exercise period specified in the option.

     (D) Termination Due to Death

     If a participant's employment by the Company or any subsidiary terminates by reason of death, any option held by the participant may thereafter be immediately exercised, to the extent then exercisable, by his estate or the person who acquires his option by bequest or inheritance or by reason of his death for a period of one year from the date of such death or until the end of the option exercise period specified in the option, whichever period is the shorter.

     (E) Miscellaneous

     A participant who is absent from work with the Company or a subsidiary because of illness or temporary disability, or who is on leave of absence for such purpose or reason as the Committee may approve, shall not be deemed during the period of such absence, by reason of such absence, to have ceased to be an employee of the Company or a subsidiary. Where a cessation of employment is to be considered a retirement with the consent of the Company or by reason of Permanent Disability for the purpose of this Plan shall be determined by the Committee, which determination shall be final and conclusive.

     No option shall be exercisable unless at the time of exercise the shares are covered by a currently effective registration statement filed under the provisions of the Securities Act of 1933, as amended, or, in the sole opinion of the Company and its counsel, the purchase of the shares upon exercise of the option is otherwise exempt from the registration requirements of that Act.

     Each participant shall be required, as a condition of exercising any option, to make such arrangements with the Company as the Committee shall determine for withholding (including, but not limited to, the retention of shares by the Company or the delivery to the Company of shares, in each case equal in fair market value as described in Paragraph 5(f) to the amount of all or any portion of the withholding obligation pursuant to such rules as may be prescribed by the Committee) and, in the event of the death of a participant, a further condition of such exercise shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine. With the consent of the Committee, a participant may elect to have the Company retain a number of shares otherwise issuable on exercise of an option, or to deliver shares, in each case equal in fair market value as described in Paragraph 5(f) to the amount of all or any portion of the participant's federal, state and local income tax obligation resulting from such exercise determined at the participant's maximum marginal tax rates.

     (d) Adjustments Upon Changes in Capitalization

     If (i) the Company shall at any time be involved in a transaction to which
Section 424(a) of the Code is applicable; (ii) the Company shall declare a dividend payable in any class of shares, or shall subdivide or combine, its shares; or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding options, the Committee shall forthwith take any such action as in its judgment shall be necessary to preserve the participant's rights substantially proportionate to the rights existing prior to such event and to the extent that such action shall include an increase or decrease in the number of shares subject to outstanding options, the number of shares available under Paragraph 3 above shall be increased or decreased, as the case may be, proportionately. The judgment of the Committee with respect to any matter referred to in this Paragraph shall be conclusive and binding upon each participant.

     In the event of the proposed dissolution or liquidation of the Company, or in the event of any proposed reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or in the event of a proposed sale of all or substantially all of the principal and/or assets of the Company to another corporation, all options granted hereunder shall terminate as of a date to be fixed by the Committee, provided that not less than 90 days' written notice of the date so fixed shall be given to each participant, and each participant shall have the right during such period to exercise his option as to all or any part of the shares covered thereby to the extent such option is then otherwise exercisable pursuant to the provisions of this Plan and of the option; and provided further, however, that the Board of Directors may, in their discretion, substitute or cause to be substituted new options for each such outstanding option, provided each such new option applies to the stock of the new employer corporation or a parent or subsidiary corporation of such corporation.

     (e) Nontransferability of Options

     Unless otherwise determined by the Committee, no option shall be assigned or transferable, except by will or by the laws of descent and distribution.

     (f) Payment for Stock

     The option price payable upon exercise of an option shall be payable to the Company either (i) in cash (including check, bank draft, or money order), (ii) by delivery to the Company of shares of either class of common stock of the Company or a combination of common stock and cash, or (iii) to the extent authorized by the Committee, through the written election of the optionee to have shares of common stock withheld by the Company from the shares otherwise to be received. The value of any common stock so delivered or withheld shall be the fair market value of such common stock, as determined in good faith by the Committee, on the date of the stock option exercise.

     (g) Limitation on Incentive Stock Options

     With respect to incentive stock options granted after December 31, 1986, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all such plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

6.  Term of Plan

     No option shall be granted pursuant to the Plan after March 10, 2007.

7.  Termination and Amendment of Plan

     The Board of Directors of the Company may at any time amend, suspend or terminate the Plan, except that no amendment which would increase the maximum number of shares which may be issued under options granted under this Plan shall be effective unless, within twelve months before or after the Board adopts such amendment, it is approved by shareholders. No amendment, suspension or termination of this Plan shall, without the consent of the participant, terminate, or adversely affect the participant's rights under, any outstanding option.

8.  Privileges of Stock Ownership

     The holder of an option shall not be entitled to the privileges of stock ownership as to any shares of the Company not actually issued to him. No shares shall be issued upon the exercise of an option until all applicable legal requirements shall have been complied with to the satisfaction of the Company and its counsel.

9.  Time of Granting Options

     The granting of an option pursuant to this Plan shall take place at the time the Committee makes a determination that an employee shall receive an option.

10. Construction

     Words and terms used in this Plan which are defined or used in Sections 421, 422 or 424 of the Code shall, unless the context clearly requires otherwise, have the meanings assigned to them therein, in the regulations promulgated thereunder and in the decisions construing the provisions thereof. The place of administration of this Plan shall be conclusively deemed to be within the State of Connecticut, and the validity, construction, interpretation and effect of the Plan, its rules and regulations and the rights of any and all participants having or claiming to have an interest therein or thereunder, shall be governed by and determined conclusively and solely in accordance with the laws of the State of Connecticut without regard to any conflicts of laws provisions.

11. Provisions Relating to Change of Control

     (i) Each option granted under this Plan shall, to the extent then exercisable determined after applying Paragraph 11 (ii) below, have a limited right of surrender allowing a participant who is an Officer, or any other participant in the discretion of the Committee, to surrender his option within the 30-day period following the Change of Control and to receive in cash, in lieu of exercising the option, the amount by which the fair market value of the common stock which the option represents exceeds the option exercise price for all or part of the shares of common stock which are subject to the related option. For this purpose, the fair market value of common stock shall be determined as follows:

          (a) if the share was a share of the Company's Class A Common Stock, the fair market value shall be deemed to be the closing price of one share of the Company's Class A Common Stock on the New York Stock Exchange on that day, within the 60 days preceding the date on which the Change of Control occurs, on which such closing price was the highest. In the event that the shares are not listed or admitted to trading on such exchange, the fair market value shall be deemed to be the closing price of one share of the Company's Class A Common Stock on the principal national securities exchange on which the shares are listed or admitted to trading, or, if the shares are not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or similar organization if NASDAQ is no longer reporting such information. If on any such date the shares are not quoted by any such organization, the fair market value of the shares on such date, as determined in good faith by the Board of Directors of the Company, shall be used; or

          (b) if the share was a share of the Company's Class B Common Stock, the fair market value shall be deemed to be the closing price of one share of the Company's Class B Common Stock on the New York Stock Exchange on that day, within the 60 days preceding the date on which the Change of Control occurs, on which such closing price was the highest. In the event that the shares are not listed or admitted to trading on such exchange, the fair market value shall be deemed to be the closing price of one share of the Company's Class B Common Stock on the principal national securities exchange on which the shares are listed or admitted to trading, or, if the shares are not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or similar organization if NASDAQ is no longer reporting such information. If on any such date the shares are not quoted by any such organization, the fair market value of the shares on such date, as determined in good faith by the Board of Directors of the Company, shall be used.

     (ii) Notwithstanding any other provisions of this Plan, in the event of a Change of Control all outstanding options which are not then exercisable, except for incentive stock options granted on or after January 1, 1987, shall be immediately exercisable in full.

     For purposes of this section the following definitions shall apply:

     "Change of Control" shall mean any one of the following:

          (w) Continuing Directors no longer constitute at least 2/3 of the Directors;

          (x) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner, directly or indirectly, of 20% or more of the voting power of the then outstanding securities of the Company entitled to vote for the election of the Company's Directors; provided that this Paragraph 11 shall not apply with respect to any holding of securities by (A) the trust under a Trust Indenture dated September 2, 1957 made by Louie E. Roche, (B) the trust under a Trust Indenture dated August 23, 1957 made by Harvey Hubbell, and (C) any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Company or any affiliate of the Company;

          (y) the approval by the Company's stockholders of the merger or consolidation of the Company with any other corporation, the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, the incumbent Directors in office immediately prior to such merger or consolidation will constitute at least 2/3 of the Directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of such corporation; or

          (z) at least 2/3 of the incumbent Directors in office immediately prior to any other action proposed to be taken by the Company's stockholders determine that such proposed action, if taken, would constitute a change of control of the Company and such action is taken.

     "Continuing Director" shall mean any individual who is a member of the Company's Board of Directors on December 9, 1986 or was designated (before such person's initial election as a Director) as a Continuing Director by 2/3 of the then Continuing Directors.

     "Director" shall mean any individual who is a member of the Company's Board of Directors on the date the action in question was taken.

     "Officer" shall mean each of the officers specified in Section 1 of Article IV of the by-laws of the Company except for any such officer whose title begins with the word "Assistant".

                                                                       EXHIBIT B

                              HUBBELL INCORPORATED
                             PERFORMANCE UNIT PLAN
--------------------------------------------------------------------------------

                                   ARTICLE I

                                    PURPOSE

     The purpose of this Performance Unit Plan (the "Plan") is to provide incentive compensation to executive and administrative employees of Hubbell Incorporated (the "Company") and its subsidiaries who have contributed effectively to the success of the Company by their ability, industry, loyalty or exceptional services and to encourage continuance of their services with the Company by a form of recognition of their efforts in contributing significantly to the success and growth of the Company during the 1997, 1998 and 1999 fiscal years.

                                   ARTICLE II

                                 ADMINISTRATION

     2.1 The Board of Directors of the Company shall appoint from among their number at least three directors, each of whom shall be a "non-employee director" (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, or any successor rule thereto) and an "outside director" (as that term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor section thereto), to be known as the Compensation Committee (the "Committee"), to serve at the pleasure of the Board. Vacancies in the Committee shall be filled by the Board.

     2.2 The Committee shall administer the Plan under such rules, regulations and criteria as it shall prescribe. Its decisions in the administration and interpretation of the Plan shall be final and binding as to all interested parties and shall be and constitute acts of the Company.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

     3.1 The persons eligible to participate in the Plan shall be those employees who are primarily responsible in an administrative or executive capacity for the direction of the functions and operations of divisions and departments within the Company or a subsidiary of the Company. Some of the foregoing employees may be or may become "covered employees" (as defined in Section 162(m) of the Code) of the Company or a subsidiary of the Company for the applicable taxable year of the Company.

     3.2 The Committee shall from time to time designate the employees eligible for participation in the Plan. The persons so designated by the Committee are hereinafter called "participants".

                                   ARTICLE IV

                 AWARD, VALUE AND VESTING OF PERFORMANCE UNITS

     4.1 Not later than March 31, 1997, the Committee shall award to each participant a performance unit (a "Performance Unit") which will represent the right of the participant to receive a number of shares of the Company's Class B Common Stock, $.01 par value ("Class B Common Stock") at the conclusion of the period January 1, 1997 through December 31, 1999 (the "Performance Period") equal to a multiple (the "Performance Unit Multiple") of the 1996 Share Equivalent (as hereinafter defined) of the incentive payment received by such participant under the Hubbell Incorporated Incentive Compensation Plan or the Hubbell Incorporated Senior Executive Incentive Compensation Plan in respect of the fiscal year of the Company ending December 31, 1996 (the "1996 Incentive Payment"). For purposes of this Plan, the term "1996 Share Equivalent" shall mean a number of shares of Class B Common Stock equal to the 1996 Incentive Payment divided by the average of the high and low prices per share of a share of Class B Common Stock on the last five trading days in 1996 rounded out to three decimal places and rounding up any final fraction to the next whole share of Class B Common Stock.

     4.2 In connection with awards of Performance Units, if annual earnings per share of the Company's common stock as of December 31, 1999, the last day of the Performance Period, when compared to the annual earnings per share of the Company's common stock as of December 31, 1996 increased at the following growth rates, then the following corresponding Performance Unit Multiples shall apply:

                    EARNINGS PER SHARE GROWTH RATE               PERFORMANCE UNIT MULTIPLE
        -------------------------------------------------------  -------------------------
        Less than 33.10% (equivalent to 10% compounded
          annually)............................................               0%
        33.10% (equivalent to 10% compounded annually), but
          less than 42.38% (equivalent to 12.5% compounded
          annually)............................................             100%
        42.38% (equivalent to 12.5% compounded annually), but
          less than 52.09% (equivalent to 15% compounded
          annually)............................................             150%
        52.09% (equivalent to 15% compounded annually) or
          greater..............................................             200%

As soon as practicable after December 31, 1999, the Committee shall certify the results of the foregoing formula and shall deliver to the participant that number of shares of Class B Common Stock which shall equal the product of the 1996 Share Equivalent times the Performance Unit Multiple, rounding up any final fraction to the next whole share of Class B Common Stock. Earnings per share for any fiscal year of the Company shall be determined by reference to the published audited financial statements of the Company by dividing consolidated net income for the year by the reported average number of fully diluted shares of common stock outstanding during such year, as determined in accordance with generally accepted accounting principles as certified in the Company's audited financial statements. The number of shares of Class B Common Stock represented by a Performance Unit shall be certified in writing by the Committee prior to any payment in respect thereof.

     4.3 Subject to the provisions of Sections 4.4 and 4.5 hereof, a Performance Unit shall vest fully in the participant to whom such Performance Unit has been awarded at the close of business on the last day of the Performance Period, but only if the participant is in the employ of the Company or any of its subsidiaries at the conclusion of such period, and the decision of the Committee with respect to any such determination shall be final and binding as to all interested parties.

     4.4 If, before the vesting of a Performance Unit, a participant to whom such Performance Unit has been awarded ceases to be employed by the Company or any of its subsidiaries for any reason other than death or disability (as determined under the Company's long term disability plan then covering the participant) ("Disability"), such Performance Unit shall be forfeited. In the event of a participant's death or Disability before the vesting of a Performance Unit, the Committee, in its sole discretion, may provide for the vesting and payment of any such Performance Unit on an equitable basis reflecting the performance of the Company and its earnings per share during the period beginning on the date when such participant was awarded the Performance Unit and ending on the date of death or Disability.

     4.5 If there is an event constituting a Change of Control, as such term is hereinafter defined, the number of shares of Class B Common Stock payable in respect of a Performance Unit as hereinafter determined, of any outstanding Performance Unit shall immediately vest in the participant to whom such Performance Unit has been awarded as of the date such Change of Control occurs. Such number of shares shall be equal to (a) the number of shares under Section
4.2 hereof determined as if a compound growth rate had been achieved for the entire Performance Period equal to the actual compound growth rate for such portion of the Performance Period prior to the date of the Change of Control multiplied by (b) a fraction, the numerator of which is the number of full and partial months from the beginning of the Performance Period until the date of the Change of Control and the denominator of which is thirty-six(36). For purposes of the foregoing, the term "Change of Control" shall mean any one of the following:

          (i) Continuing Directors no longer constitute at least two-thirds ( 2/3) of the Directors;

          (ii) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the voting power of the then outstanding securities of the Company entitled to vote for the election of the Company's Directors; provided that this clause (ii) shall not apply with respect to any holding of securities by (A) the trust under a Trust Indenture dated September 2, 1957 made by Louie E. Roche, (B) the trust under a Trust Indenture dated August 23, 1957 made by Harvey Hubbell, and (C) any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Company or any affiliate of the Company;

          (iii) the approval by the Company's stockholders of the merger or consolidation of the Company with any other corporation, the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, the incumbent Directors in office immediately prior to such merger or consolidation will constitute at least two-thirds ( 2/3) of the Directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of such corporation; or

          (iv) at least two-thirds ( 2/3) of the incumbent Directors in office immediately prior to any other action proposed to be taken by the Company's stockholders determine that such proposed action, if taken, would constitute a change of control of the Company and such action is taken.

For purposes of the foregoing, the term "Continuing Director" shall mean any individual who is a member of the Company's Board of Directors on December 9, 1986 or was designated (before such person's initial election as a Director) as a Continuing Director by two-thirds ( 2/3) of the then Continuing Directors, and the term "Director" shall mean any individual who is a member of the Company's Board of Directors on the date the action in question was taken.

     4.6 The Committee shall make adjustments from time to time in the Performance Unit Multiple, in the 1996 Share Equivalent, in targeted compound growth rate of earnings per share or in earnings per share in such reasonable manner as the Committee may determine to reflect (i) any increase or decrease in the number of issued shares of common stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of stock dividends or other increases or decreases in such shares effected without receipt of consideration by the Company; (ii) material changes in the Company's accounting practices or principles, the effect of which would be to distort earnings per share; (iii) material acquisitions or dispositions, the effect of which would be to distort earnings per share; (iv) a Change of Control; or (v) extraordinary, unusual and nonrecurring items (such as restructuring charges and discontinued operations) which are disclosed in the published audited financial statements; provided, however, that no such adjustment shall be made to the extent that the Committee determines that adjustment would cause payment in respect of a Performance Unit to fail to be fully deductible by the Company on account of Section 162(m) of the Code.

                                   ARTICLE V

                    PAYMENTS IN RESPECT OF PERFORMANCE UNITS

     5.1 Payment in respect of a Performance Unit that has vested shall be made to a participant not later than six (6) months following the date of such vesting and shall be in the form of shares of Class B Common Stock equal to the value of such Performance Unit at the conclusion of the Performance Period; provided, however, that in the event of a Change of Control, such payment shall be made within thirty (30) days following the Change of Control and, in the discretion of the Committee pursuant to Section 4.6 hereof, shall be (a) in a cash amount equal to the product of the number of shares issuable pursuant to the Performance Unit under Section 4.5 hereof times the highest price per share of the Class B Common Stock during the sixty (60) days prior to the Change of Control, (b) in shares of Class B Common Stock, or (c) in shares of such other entity into which shares of Class B Common Stock may have been converted.

     5.2 Notwithstanding anything in this Plan to the contrary, in no event shall the payment to any participant in respect of a Performance Unit exceed 35,000 shares of Class B Common Stock, subject to adjustment pursuant to Section
4.6 hereof.

                                   ARTICLE VI

                               GENERAL PROVISIONS

     6.1 Neither the establishment of the Plan nor the selection of any employee as a participant shall give any participant any right to be retained in the employ of the Company or any subsidiary of the Company, or any right whatsoever under the Plan other than to receive payment in respect of Performance Units awarded by the Committee.

     6.2 The place of administration of the Plan shall be conclusively deemed to be within the State of Connecticut, and the validity, construction, interpretation and effect of the Plan, its rules and regulations and the rights of any and all participants having or claiming to have an interest therein or thereunder shall be governed by and determined conclusively and solely in accordance with the laws of the State of Connecticut, without regard to any conflicts of laws provisions.

     6.3 No member of the Board of Directors of the Company or of the Committee shall be liable to any person in respect of the Plan for any act or omission of such member or of any other member or of any officer, agent or employee of the Company.

     6.4 This Plan shall not be deemed the exclusive method of providing incentive compensation to a participant or any other employee of the Company or a subsidiary of the Company.

     6.5 The Company or any subsidiary making a payment hereunder shall withhold therefrom such amounts or such number of shares of Class B Common Stock or other securities as may be required by federal, state or local law.

     6.6 Shares of Class B Common Stock distributed hereunder shall be from authorized but unissued shares of Class B Common Stock.

                                  ARTICLE VII

                      AMENDMENT, SUSPENSION OR TERMINATION

     7.1 The Board of Directors of the Company may from time to time amend, suspend or terminate, in whole or in part, any or all of the provisions of the Plan, provided that (i) no such action shall affect the rights of any participant or the operation of the Plan with respect to any payment to which a participant may have become entitled, deferred or otherwise, prior to the effective date of such action, and (ii) no amendment that requires shareholder approval in order for payments hereunder to be deductible under the Code may be made without approval of the shareholders of the Company.

                                  ARTICLE VIII

                           EFFECTIVE DATE OF THE PLAN

     8.1 The Plan shall become effective as of January 1, 1997, subject to approval by shareholders in the manner required by Section 162(m) of the Code.

                              HUBBELL INCORPORATED

              Proxy Solicited on Behalf of the Board of Directors
                For Annual Meeting of Shareholders, May 5, 1997
                      (For Shares of Class A Common Stock)

        PROXY

    The undersigned hereby appoints each of G.J. RATCLIFFE and RICHARD W. DAVIES as proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned in Hubbell Incorporated at the annual meeting of its shareholders and at any adjournment thereof upon the matters set forth in the notice of meeting and Proxy Statement dated March 21, 1997 and upon all other matters properly coming before said meeting or any adjournment thereof. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR ITEMS (2),
(3) AND (4), AND AGAINST ITEM (5) UNLESS A CONTRARY SPECIFICATION IS MADE, IN WHICH CASE IT WILL BE VOTED IN ACCORDANCE WITH SUCH SPECIFICATION.

   PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY IN
                           THE ACCOMPANYING ENVELOPE.

                (Continued and to be signed on the other side.)

                                                           Please mark
                                                           your votes   / X /
                                                           as this


                      FOR SHARES OF CLASS A COMMON STOCK



 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL THE
       NOMINEES IN ITEM 1, AND FOR ITEMS 2, 3 AND 4 AND AGAINST ITEM 5


ITEM 1 -- ELECTION OF DIRECTORS

G. RATCLIFFE, E. BROOKS, G. EDWARDS, J. HOFFMAN,
H. McDONELL, A. McNALLY IV, D. MEYER, J. URQUHART, M. WALLOP

   FOR all nominees listed                      WITHHOLD AUTHORITY
  above, (except as marked                   to vote for all nominees
   to the contrary below).                         listed above.

           /  /                                        /  /

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-----------------------------------------------------------------------

                                                     FOR     AGAINST     ABSTAIN

ITEM 2 -- Ratification of the selection of
Price Waterhouse as independent accountants
for the year 1997.                                    / /       / /         / /

ITEM 3 -- Amendment to the Company's Stock
Option Plan.                                          / /       / /        / /

ITEM 4 -- Adoption of the Company's
Performance Unit Plan.                                / /       / /        / /

ITEM 5 -- Shareholder Proposal on
Board Diversity.                                      / /       / /       / /




Signature(s)                                                    Date
             -------------------------------------------------       -----------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. PERSONS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THEIR CAPACITY.

                              HUBBELL INCORPORATED

              Proxy Solicited on Behalf of the Board of Directors
                For Annual Meeting of Shareholders, May 5, 1997
                      (For Shares of Class B Common Stock)


        PROXY


     The undersigned hereby appoints each of G. J. RATCLIFFE and RICHARD W. DAVIES as proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned in Hubbell Incorporated at the annual meeting of its shareholders and at any adjournment thereof upon the matters set forth in the notice of meeting and Proxy Statement dated March 21, 1997 and upon all other matters properly coming before said meeting or any adjournment thereof. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR ITEMS (2),
(3) AND (4), AND AGAINST ITEM (5) UNLESS A CONTRARY SPECIFICATION IS MADE, IN WHICH CASE IT WILL BE VOTED IN ACCORDANCE WITH SUCH SPECIFICATION.


   PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY IN
                           THE ACCOMPANYING ENVELOPE.

                (Continued and to be signed on the other side.)

                                                           Please mark
                                                           your votes   / X /
                                                           as this


                       FOR SHARES OF CLASS B COMMON STOCK

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL THE
       NOMINEES IN ITEM 1, AND FOR ITEMS 2, 3 AND 4, AND AGAINST ITEM 5


ITEM 1 -- ELECTION OF DIRECTORS

G. RATCLIFFE, E. BROOKS, G. EDWARDS, J. HOFFMAN,
H. McDONELL, A. McNALLY IV, D. MEYER, J. URQUHART, M. WALLOP

   FOR all nominees listed                      WITHHOLD AUTHORITY
  above, (except as marked                   to vote for all nominees
   to the contrary below).                         listed above.

           /  /                                        /  /

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-----------------------------------------------------------------------

                                                     FOR     AGAINST     ABSTAIN

ITEM 2 -- Ratification of the selection of
Price Waterhouse as independent accountants
for the year 1997.                                    / /       / /         / /

ITEM 3 -- Amendment to the Company's
Stock Option Plan.                                    / /       / /        / /

ITEM 4 -- Adoption of the Company's
Performance Unit Plan.                                / /       / /        / /

ITEM 5 -- Shareholder Proposal on
Board Diversity.                                      / /       / /       / /




Signature(s)                                                    Date
             -------------------------------------------------       -----------

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. PERSONS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THEIR CAPACITY.